SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



                                September 4, 1999
                                -----------------
                Date of Report (Date of earliest event reported)



                             DATAMETRICS CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


         0-8567                                                  95-3545701
         ------                                                  ----------
(Commission File Number)                                      (I.R.S. Employer
                                                             Identification No.)


   25B Hanover Road, Florham Park, NJ                              07932
   ----------------------------------                              -----
(Address of principal executive offices)                         (Zip Code)


                                 (973) 377-3900
                                 --------------
               Registrant's telephone number, including area code

                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS.

        The Company has established a $1,500,000 revolving line of credit ("Line of Credit") with Branch Banking and Trust Company ("Branch Bank"). The Line of Credit accrues interest at a variable rate equal to Branch Bank's Prime Rate plus 0.5%. The Line of Credit is secured by the assets of the Company and guarantees by two guarantors in the aggregate amount of $1,500,000 ("Guarantees") that are secured by letters of credit issued on the accounts of each of the guarantors. In consideration of the Guarantees, the guarantors received Warrants to purchase up to an aggregate 1,500,000 shares of the Common Stock of the Company, $.01 par value, for a purchase price of $1.00 per share ("Guarantee Warrants"), pursuant to an arrangement made in July 1999. The Company also issued Warrants to purchase up to 75,000 shares of the Common Stock of the Company for a purchase price of $1.10 per share to a third party as compensation for arranging the guarantee ("Finder Warrants"). The Line of Credit expires on August 25, 2000.

        The Company applied a portion of the proceeds of its Line of Credit to fund the payment of the remaining $750,000 in principal amount outstanding of its 10% Senior Subordinated Secured Debentures in default, plus accrued interest thereon. Through this payment, the Company has funded the retirement of all of its debt to security-holders in default.

        In addition to the retirement of debt to security-holders, proceeds of the Line of Credit are to be used for working capital. It is anticipated that any proceeds received by the Registrant upon the exercise of the Warrants will be used for working capital.

        The above discussion is qualified in its entirety by reference to a Loan Agreement, Promissory Note, Security Agreement and the Guarantees, executed in favor of Branch Bank, and the Guarantee Warrants and the Finder Warrants, all of which are substantially the same as Exhibits 4.1, 4.2, 4.3, 10.1, 10.2, 10.3, and 10.4, respectively, and are incorporated herein by this reference.


ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

            a.       Financial statements of business acquired.

                     Not Applicable.

            b.       Pro forma financial information.

                     Not Applicable.

            c.       Exhibits.

                     The following exhibits are filed with this report:

                     Exhibit No.      Title.

                     4.1              Warrant issued to Carl K. Doumani.

                     4.2              Warrant issued to Roy Doumani.

                     4.3              Form of Warrant issued to finder.

                     10.1 Loan Agreement with Branch Bank, dated as of August 20,1999.

                     10.2 Promissory Note payable to Branch Bank, dated as of August 20, 1999

                     10.3 Security Agreement and Addendum with Branch Bank, dated as of August 20, 1999.


                     10.4 Form of Guarantee and Addendum of each of the guarantors.

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

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               DATAMETRICS CORPORATION


                                        By: /s/ Daniel P. Ginns
                                            --------------------------
                                            Daniel P. Ginns
                                            Chairman and Chief Executive Officer


Dated: September 9, 1999

                                  EXHIBIT INDEX

4.1         Warrant issued to Carl K. Doumani.

4.2         Warrant issued to Roy Doumani.

4.3         Form of Warrant issued to finder.

10.1        Loan Agreement with Branch Bank, dated as of August 20, 1999.

10.2        Promissory Note payable to Branch Bank, dated as of August 20, 1999.

10.3 Security Agreement and Addendum with Branch Bank, dated as of August 20, 1999.

10.4        Form of Guarantee and Addendum of each of the guarantors.


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